MFAM GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
MAY 31, 2020 (UNAUDITED)

	NUMBER OF
	SHARES	VALUE
Common Stocks — 98.5%
Aerospace & Defense — 2.4%
Axon Enterprise, Inc. (United States)(a)*	150,000	$11,394,000
Banks — 2.7%
Bank of Georgia Group PLC (Georgia)	293,132	3,353,511
Credicorp Ltd. (Peru)	5,000	689,100
HDFC Bank., Ltd., ADR (India)	210,700	8,813,581
		12,856,192
Capital Markets — 1.3%
Brookfield Asset Management, Inc., Class A (Canada)	150,000	4,704,000
Georgia Capital PLC (Georgia)*	300,693	1,718,567
		6,422,567
Consumer Finance — 0.7%
Gentera SAB de CV (Mexico)	8,550,000	3,562,741
Diversified Financial Services — 0.9%
Banco Latinoamerico de Comercio Exterior SA, Class E (Panama)(a)	379,029	4,472,542
Electronic Equipment, Instruments & Components — 3.1%
IPG Photonics Corp. (United States)(a)*	72,000	11,188,800
Lagercrantz Group AB, Class B (Sweden)	29,296	416,577
NLight, Inc. (United States)(a)*	155,000	3,341,800
		14,947,177
Entertainment — 1.6%
Vivendi SA (France)	345,000	7,888,546
Equity Real Estate Investment Trusts (REITs) — 7.6%
American Tower Corp. (United States)	45,000	11,617,650
Equinix, Inc. (United States)	20,000	13,952,600
SBA Communications Corp. (United States)(a)	35,500	11,151,615
		36,721,865
Food & Staples Retailing — 1.5%
Costco Wholesale Corp. (United States)	23,000	7,094,810
Georgia Healthcare Group PLC (Georgia)(b)*	50,620	52,513
		7,147,323
Food Products — 1.2%
Nippon Indosari Corpindo Tbk PT (Indonesia)	64,257,500	5,607,687
Health Care Equipment & Supplies — 6.3%
Medtronic PLC (Ireland)	205,272	20,235,714
ResMed, Inc. (United States)	64,000	10,292,480
		30,528,194
Health Care Providers & Services — 0.0%
NMC Health PLC (United Arab Emirates)(c)	485,482	173,875
Hotels, Restaurants & Leisure — 4.7%
Starbucks Corp. (United States)(a)	195,000	15,208,050
Yum China Holdings, Inc. (China)	160,751	7,449,201
		22,657,251
Interactive Media & Services — 5.2%
Alphabet, Inc., Class C (United States)*	9,024	12,894,574
Tencent Holding Ltd. (China)	225,600	12,217,564
		25,112,138
Internet & Direct Marketing Retail — 14.3%
Alibaba Group Holding Ltd., SP ADR (China)*	60,000	12,443,400
Amazon.com, Inc. (United States)*	12,000	29,308,440
MercadoLibre, Inc. (Argentina)(a)*	24,387	20,769,676
Trip.com Group Ltd., ADR (China)	234,052	6,218,762
		68,740,278
IT Services — 8.2%
Mastercard, Inc., Class A (United States)	86,000	25,876,540
PayPal Holdings, Inc. (United States)*	87,900	13,625,379
		39,501,919
Life Sciences Tools & Services — 0.6%
Horizon Discovery Group PLC (United Kingdom)*	2,128,373	2,883,647
Machinery — 0.6%
Fanuc Corp. (Japan)	16,000	2,859,177
Media — 2.1%
Comcast Corp., Class A (United States)	235,000	9,306,000
System1 Group PLC (United Kingdom)	645,000	716,915
		10,022,915
Multiline Retail — 1.5%
Mitra Adiperkasa Tbk PT (Indonesia)	146,430,000	7,278,130
Real Estate Management & Development — 1.0%
Jones Lang LaSalle, Inc. (United States)	46,000	4,710,400
Semiconductors & Semiconductor Equipment — 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR (Taiwan)	183,900	9,255,687
Software — 17.0%
Atlassian Corp., PLC, Class A (Australia)*	126,000	23,347,800
Douzone Bizon Co., Ltd. (South Korea)	149,798	14,565,601
Everbridge, Inc. (United States)(a)*	113,500	16,600,510
Paycom Software, Inc. (United States)*	37,000	10,997,510
Splunk, Inc. (United States)*	87,000	16,168,080
		81,679,501
Trading Companies & Distributors — 5.4%
Fastenal Co. (United States)(a)	248,000	10,232,480
Watsco, Inc. (United States)(a)	90,000	16,011,900
		26,244,380
Transportation Infrastructure — 1.6%
International Container Terminal Services, Inc. (Philippines)	4,395,000	7,615,207
Wireless Telecommunication Services — 5.1%
Safaricom Ltd., PLC (Kenya)	4,000,000	1,068,855
SoftBank Group Corp. (Japan)	510,000	23,294,647
		24,363,502
Total Common Stocks (Cost $286,249,374)		474,646,841

Investments Purchased with Proceeds from Securities Lending Collateral — 17.1%
Mount Vernon Liquid Assets Portfolio, LLC, 0.33%	82,612,058	82,612,058
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $82,612,058)		82,612,058

Short-Term Investments — 1.6%
U.S. Bank Money Market Deposit Account, 0.13% (United States)(d)	7,799,185	7,799,185
Total Short-Term Investments (Cost $7,799,185)		7,799,185

Total Investments (Cost $376,660,617) — 117.2%		565,058,084
Liabilities in Excess of Other Assets — (17.2)%		(83,084,224)
NET ASSETS — 100.0%
(Applicable to 18,677,453 shares outstanding)		$481,973,860

*	Non-income producing security.
ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored ADR
(a)	All or a portion of the security is on loan. At May 31, 2020, the market value of securities on loan was $82,999,792.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of May 31, 2020, the total market value of Rule 144A securities was $52,513 and represents 0.0% of net assets.

(c)
Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.'s Board of Directors. As of May 31, 2020, these securities amounted to $173,875 or 0.0% of net assets.

(d)	The rate shown is as of May 31, 2020.

MFAM GLOBAL OPPORTUNITIES FUND
NOTES TO THE SCHEDULE OF INVESTMENTS
MAY 31, 2020
(UNAUDITED)

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.

• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 — Prices are determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2020, in valuing the Fund's investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
GLOBAL OPPORTUNITIES FUND
Common Stocks	$474,646,841	$389,312,937	$85,160,029	$173,875	$-
Investments Purchased with Proceeds From Securities Lending Collateral	82,612,058	-	-	-	82,612,058
Short-Term Investments	7,799,185	7,799,185	-	-	-
Total Investments*	$565,058,084	$397,112,122	$85,160,029	$173,875	$82,612,058

* Please refer to Schedule of Investments for further details.
^ Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period.  A reconciliation of Level 3 investments is presented only if the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended May 31, 2020, the Fund had no significant Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.